2001 ANNUAL REPORT

CENTENNIAL

GOVERNMENT

TRUST

JUNE 30, 2001

DEAR SHAREHOLDER:

During the fiscal year ended June 30, 2001, Centennial Government Trust produced an annualized yield of 5.17% and an annualized yield including the effects of compounding of 5.32%. The Trust's seven-day and compounded seven-day yields on June 30, 2001, were 3.53% and 3.59%, respectively.(1)

The major effect of the economic environment on a government fund, such as Centennial Government Trust, is the impact of interest rate changes on its investment strategies. This reporting period included two distinctly different interest rate scenarios. Before the period began, The Federal Reserve Board (the
Fed) had primarily been concerned with the prospect of inflation in an overheated economy. Accordingly, it raised interest rates six times from the second half of 1999 through the first half of 2000. Because this deflationary monetary policy succeeded in producing a slight moderation in growth, Fed Chairman Alan kept rates steady for the remainder of 2000, which marked the first half of the Trust's fiscal year.

But the stock market declined sharply in the first quarter of 2001, driven largely by the collapse of the speculative bubble in the technology sector. In addition, eroding consumer confidence and rising unemployment created fear of a full recession. In an effort to revitalize the faltering economy, the Fed reversed its monetary policy in 2001, making six successive short-term cuts bringing the discount rate down to 3.75% as of June 27, 2001.

With our expectation of falling rates over the past six months, we generally chose to invest in securities with longer term maturities to capture their higher yields. As a result, the Trust's average maturities were extended from approximately 44 days in the first half, June to December 2000, to 58-60 days by the end of the fiscal year--June 30, 2001. In line with this strategy, and the fact that the Trust invests only in government securities, purchases were primarily in short-term government agencies ("agencies"). These yielded more than U.S. Treasury bills, which experienced higher demand and prices and declining yields. We generally selected Federal National Mortgage Association (Fannie Mae) mortgage-backed discount notes over generic Fannie Mae discount notes because of their higher yield. Agency investments also included securities issued by the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Bank.

In addition, a portion of the Trust was invested in repurchase agreements with typically only one day in maturity. We maintain these positions for liquidity, to provide for the needs of shareholders to make withdrawals without adversely affecting overall returns.

---------------
        In reviewing performance, please remember that past performance cannot guarantee future results. Yields will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

1. Compounded yields assume reinvestments of dividends. The Trust's investment strategy, allocations and focus can change over time.

As we look to the months ahead, the big question is where the markets will go from here. While the consensus appears to be that the worst is over, we believe that a complete recovery is unlikely for six months to a year. Therefore, we will focus on whether the economy is still relatively weak and whether the Fed is likely to continue to cut rates. And we currently expect to maintain our strategy of investing in longer term securities to help bolster the Trust's yields, while maintaining our commitment to you, our shareholders, to ensure liquidity and safety.

Sincerely,

/s/ JAMES C. SWAIN
---------------------------
James C. Swain
Chairman
Centennial Government Trust

July 23, 2001

STATEMENT OF INVESTMENTS June 30, 2001
Centennial Government Trust


                                                                                     PRINCIPAL              VALUE
                                                                                       AMOUNT             SEE NOTE 1
                                                                                    ------------        ---------------
REPURCHASE AGREEMENTS--15.4%
Repurchase agreement with PaineWebber, Inc., 4.01%, dated 6/29/01, to be repurchased at $224,274,920 on 7/2/01, collateralized by Federal National
Mortgage Assn., 7%, 6/1/28, with a value of $85,277,425, Federal Home Loan
Mortgage Corp., 6.50%, 3/1/29, with a value of $91,069,151 and Government
National Mortgage Assn., 6.50%, 4/20/28, with a value of $52,796,280
  (Cost $ 224,200,000)                                                                 $224,200,000         $224,200,000

U.S. GOVERNMENT AGENCIES--84.9%
Federal Farm Credit Bank:
 3.80%, 7/20/01                                                                          20,000,000           19,959,889
Federal Home Loan Bank:
 3.67%, 9/28/01                                                                          20,000,000           19,818,539
 3.77%, 7/24/01                                                                          33,600,000           33,519,071
 3.79%, 8/15/01(1)                                                                       35,000,000           34,975,972
 4.14%, 7/25/01                                                                          35,000,000           34,903,400
 4.60%, 7/6/01                                                                            8,000,000            7,994,889
 4.81%, 8/24/01                                                                          48,643,000           48,295,117
 5.20%, 7/11/01                                                                          46,000,000           45,938,156
 5.21%, 7/18/01                                                                          40,000,000           39,912,167
 5.49%, 7/13/01                                                                          40,000,000           39,938,000
 5.82%, 7/9/01(1)                                                                        23,000,000           23,002,138
 5.875%, 9/17/01                                                                         16,500,000           16,562,394
 6%, 11/15/01                                                                            17,000,000           17,124,492
 6.346%, 2/26/02                                                                          8,500,000            8,621,714
 6.375%, 12/5/01                                                                         20,525,000           20,741,941
 6.55%, 9/28/01                                                                          11,695,000           11,744,607
 6.70%, 12/19/01                                                                         10,000,000           10,122,306
 6.75%, 2/15/02                                                                           5,000,000            5,079,465
Federal Home Loan Mortgage Corp.:
 3.53%, 8/21/01                                                                          20,000,000           19,899,983
 3.595%, 7/26/01(1)                                                                      25,000,000           24,982,500
 3.67%, 12/6/01                                                                          30,000,000           29,516,783
 3.71%, 9/6/01                                                                           20,000,000           19,861,906
 3.897%, 8/23/01                                                                         48,000,000           47,724,612
 4.12%, 8/2/01                                                                           25,000,000           24,908,444
 4.13%, 7/26/01                                                                          25,000,000           24,928,299
 4.15%, 5/15/02                                                                          25,000,000           24,980,469

Centennial Government Trust


                                                                PRINCIPAL                VALUE
                                                                 AMOUNT                SEE NOTE 1
                                                            -----------------       ---------------
U.S. GOVERNMENT AGENCIES (Continued)
Federal Home Loan Mortgage Corp.: (Continued)
  4.40%, 5/8/02                                               $  25,000,000           $  24,994,141
  4.478%, 7/12/01                                                57,824,000              57,743,954
  4.56%, 7/6/01-7/19/01                                          48,000,000              47,928,433
  4.58%, 7/27/01                                                 53,000,000              52,824,688
  4.59%, 7/5/01                                                  25,000,000              24,987,250
  4.65%, 9/13/01                                                 47,000,000              46,658,963
  4.75%, 12/14/01                                                42,365,000              42,558,410
Federal National Mortgage Assn.:
  3.83%, 8/16/01                                                 15,000,000              14,926,592
  4.625%, 10/15/01                                               20,000,000              20,051,563
  5.94%, 9/4/01                                                  45,000,000              45,142,479
  6.24%, 12/6/01                                                 10,000,000              10,095,382
  6.40%, 12/21/01                                                 6,000,000               6,066,827
  6.48%, 11/2/01                                                  5,325,000               5,372,109
  6.64%, 9/18/01                                                 11,000,000              11,059,085
FNMA Master Credit Facility:
  3.86%, 9/4/01                                                   7,000,000               6,951,214
  4.08%, 11/1/01                                                 45,000,000              44,372,700
  4.67%, 7/3/01                                                  36,000,000              35,990,660
  5.10%, 8/1/01                                                  49,000,000              48,784,808
Overseas Private Investment Corp.:
  4.076%, 7/20/01(1)(2)                                           2,642,406               2,666,223
  5.736%, 7/20/01(1)(2)                                           3,167,710               3,178,286
Student Loan Marketing Assn., guaranteeing commercial
paper of New Hampshire Higher Education Loan Corp.,
Series 1995A:
  3.83%, 7/23/01                                                 15,917,000              15,879,745
  3.85%, 7/16/01                                                 15,000,000              14,975,937
                                                                                      -------------
Total U.S. Government Agencies (Cost $1,238,266,702)                                  1,238,266,702
                                                                                      -------------
Total Investments, at Value (Cost $1,462,466,702)                     100.3%          1,462,466,702
Liabilities in Excess of Other Assets                                  (0.3)             (4,961,882)
                                                                 -----------          -------------
Net Assets                                                            100.0%        $ 1,457,504,820
                                                                 ==========         ===============

----------
1.   Represents the current interest rate for a variable rate security.
2. Identifies issues considered to be illiquid--See Note 4 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 2001
Centennial Government Trust

ASSETS
Investments, at value (Cost $1,462,466,702)Esee accompanying statement                     $ 1,462,466,702
Cash                                                                                             1,896,555
Receivables and other assets:
  Interest                                                                                       3,714,963
  Shares of beneficial interest sold                                                             2,962,843
  Other                                                                                             58,725
                                                                                           ---------------
    Total assets                                                                             1,471,099,788
                                                                                           ===============
LIABILITIES
Payables and other liabilities:
  Dividends                                                                                      1,281,316
  Shares of beneficial interest redeemed                                                        11,939,300
  Shareholder reports                                                                              145,136
  Service plan fees                                                                                111,532
  Trustees' compensation                                                                             7,042
  Other                                                                                            110,642
                                                                                           ---------------
    Total liabilities                                                                           13,594,968
                                                                                           ---------------
NET ASSETS                                                                                 $ 1,457,504,820
                                                                                           ===============
COMPOSITION OF NET ASSETS
Paid-in capital                                                                            $ 1,457,723,867
Accumulated net realized gain (loss) on investment transactions                                   (219,047)
                                                                                           ---------------
NET ASSETS--applicable to 1,457,723,867 shares of beneficial interest
outstanding                                                                                $ 1,457,504,820
                                                                                           ===============
NET ASSETS VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE                            $          1.00

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 2001
Centennial Government Trust

INVESTMENT INCOME--Interest                                              $ 80,100,943
                                                                         ------------
EXPENSES
Management fees                                                             6,049,419
Service plan fees                                                           2,727,603
Transfer and shareholder servicing agent fees                                 678,718
Shareholder reports                                                           251,476
Custodian fees and expenses                                                    48,318
Trustees' compensation                                                         20,015
Other                                                                         175,287
                                                                         ------------
  Total expenses                                                            9,950,836
    Less reduction to custodian expenses                                      (12,349)
                                                                         ------------
  Net expenses                                                              9,938,487
                                                                         ------------
NET INVESTMENT INCOME                                                      70,162,456
                                                                         ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                                       328,977
                                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $ 70,491,433
                                                                         ============

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Centennial Government Trust

                                                                                           YEAR ENDED JUNE 30,
                                                                                --------------------------------------
                                                                                      2001                  2000
                                                                                --------------        ----------------

OPERATIONS
Net investment income (loss)                                                   $    70,162,456        $    61,238,668
Net realized gain (loss)                                                               328,977                 13,728
                                                                               ---------------        ---------------
Net increase (decrease) in net assets resulting from operations                     70,491,433             61,252,396
                                                                               ---------------        ---------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS                                     (70,162,456)           (61,238,668)
                                                                               ---------------        ---------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
  beneficial interest transactions                                                 265,420,116            (21,379,309)
                                                                               ---------------        ---------------
NET ASSETS
Total increase (decrease)                                                          265,749,093            (21,365,581)
Beginning of period                                                              1,191,755,727          1,213,121,308
                                                                               ---------------        ---------------
End of period                                                                  $ 1,457,504,820        $ 1,191,755,727
                                                                               ===============        ===============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial Government Trust


                                                                              YEAR ENDED JUNE 30,
                                              ---------------------------------------------------------------------------------
                                                 2001              2000              1999             1998              1997
                                              ---------         ---------         ---------         ---------         ---------
PER SHARE OPERATING DATA
Net asset value, beginning of period          $    1.00         $    1.00         $    1.00         $    1.00         $    1.00
Income from investment operations--
  net investment income and
  net realized gain                                 .05               .05               .04               .05               .05
Dividends and/or distributions to
  shareholders                                     (.05)             (.05)             (.04)             (.05)             (.05)
                                              ---------         ---------         ---------         ---------         ---------
Net asset value, end of period                $    1.00         $    1.00         $    1.00         $    1.00         $    1.00
                                              =========         =========         =========         =========         =========
TOTAL RETURN(1)                                    5.29%             5.07%             4.47%             4.93%             4.75%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $   1,458         $   1,192         $   1,213         $   1,132         $   1,027
Average net assets (in millions)              $   1,367         $   1,244         $   1,245         $   1,117         $   1,032
Ratios to average net assets:(2)
Net investment income                              5.13%             4.92%             4.37%             4.82%             4.65%
Expenses                                           0.73%             0.74%             0.74%             0.75%(3)          0.76%(3)

----------------
1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.
2.   Annualized for periods of less than one full year.
3.   Expense ratio reflects the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial Government Trust

1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Government Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust's investment objective is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements. The Trust requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

As of June 30, 2001, the Trust had available for federal income tax purposes unused capital loss carryovers as follows:

                            EXPIRING
                            --------
                            2004        $195,788
                            2005          16,379
                                        --------
                            Total       $212,167
                                        ========

     Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

     Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

     Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial Government Trust

2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                          YEAR ENDED JUNE 30, 2001                      YEAR ENDED JUNE 30, 2000
                                  --------------------------------------        ---------------------------------------
                                        SHARES                AMOUNT                 SHARES                 AMOUNT
                                  ---------------        ---------------        ---------------        ---------------
 Sold                             3,739,905,295          $ 3,739,905,295        3,599,296,440          $ 3,599,296,440
 Dividends and/or
   distributions reinvested          70,389,432               70,389,432           58,889,090               58,889,090
 Redeemed                        (3,544,874,611)          (3,544,874,611)      (3,679,564,839)          (3,679,564,839)
                                  ---------------        ---------------        ---------------         ---------------
 Net increase (decrease)            265,420,116          $   265,420,116          (21,379,309)         $   (21,379,309)
                                  ===============        ===============        ===============         ===============

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of the Trust's net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million, 0.40% of the next $250 million, 0.375% of the next $250 million, 0.35% of net assets in excess of $1.5 billion. In the agreement, the Manager guarantees that the Trust's total expenses in any fiscal year, exclusive of taxes, interest and brokerage concessions, and extraordinary expenses such as litigation costs, shall not exceed the lesser of 1.5% of the average annual net assets of the Trust up to $30 million and 1% of its average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust. The Trust's management fee for year ended June 30, 2001, was an annualized rate of 0.44%.

Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies. The Trust pays SSI an annual maintenance fee for each Trust shareholder account.

Service Plan Fees. Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions. During the year ended June 30, 2001, the Trust paid $168,532 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

Centennial Government Trust

4. ILLIQUID SECURITIES

As of June 30, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Trust intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of June 30, 2001, was $5,844,509, which represents 0.40% of the Trust's net assets.

INDEPENDENT AUDITORS' REPORT
Centennial Government Trust

To the Shareholders and Board of Trustees of Centennial Government Trust:

We have audited the accompanying statement of assets and liabilities of Centennial Government Trust, including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Centennial Government Trust as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
July 23, 2001

SHAREHOLDER MEETING (Unaudited)
Centennial Government Trust

On February 9, 2001, a shareholder meeting was held at which all of the nominated Trustees were elected and all proposals were approved by shareholders as described in the Trust's proxy statement for that meeting. The following is a report of the votes cast:

PROPOSAL NO. 1:

The twelve persons named below to serve as Trustee of the Trust until their successors are elected and shall qualify.



             NOMINEE                               FOR                        WITHHELD                      TOTAL
 --------------------------------           ------------------           ------------------            ---------------
 William L. Armstrong                          602,652,432                   14,822,546                   617,474,978
 Robert G. Avis                                601,923,405                   15,551,573                   617,474,978
 George C. Bowen                               602,554,367                   14,920,611                   617,474,978
 Edward L. Cameron                             602,752,122                   14,722,856                   617,474,978
 Jon S. Fossel                                 601,640,833                   15,834,145                   617,474,978
 Sam Freedman                                  602,077,057                   15,397,921                   617,474,978
 Raymond J. Kalinowski                         601,287,118                   16,187,860                   617,474,978
 C. Howard Kast                                601,379,681                   16,095,297                   617,474,978
 Robert M. Kirchner                            599,953,298                   17,531,680                   617,474,978
 Bridget A. Macaskill                          602,221,254                   15,253,724                   617,474,978
 F. William Marshall                           602,099,462                   15,375,516                   617,474,978
 James C. Swain                                601,929,254                   15,545,724                   617,474,978

              FOR                                AGAINST                      ABSTAIN                        TOTAL
 --------------------------------           ------------------           ------------------            ---------------

PROPOSAL NO. 2:

Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Trust for the fiscal year beginning July 1, 2000.

         587,411,709                             6,883,530                   23,179,739                   617,474,978

PROPOSAL NO. 3:

Approval of the elimination to the Trust's fundamental investment restriction on investing in any securities not discussed in its prospectus or Statement of Additional Information.


         483,422,671                            96,518,077                   37,534,230                   617,474,978

PROPOSAL NO. 4:

Approval of the amendment to the Trust's fundamental investment restriction on investing in debt securities having a maturity greater than one year.

         514,851,008                            65,083,341                   37,540,629                  617,474,978

PROPOSAL NO. 5:

Approval of authorizing the Trustees to adopt an Amended and Restated Declaration of Trust.

         474,829,646                             87,125,506                  55,519,826                   617,474,978

FEDERAL TAX INFORMATION (Unaudited)
Centennial Government Trust

In early 2002 shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 2001. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

None of the dividends paid by the Trust during the year ended June 30, 2001, are eligible for the corporate dividend-received deduction. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                       This page intentionally left blank.

CENTENNIAL GOVERNMENT TRUST

                Officers and Trustees
                James C. Swain, Trustee, CEO and Chairman of the Board Bridget A. Macaskill, Trustee and President
                William L. Armstrong, Trustee
                Robert G. Avis, Trustee
                George C. Bowen, Trustee
                Edward L. Cameron, Trustee
                Jon S. Fossel, Trustee
                Sam Freedman, Trustee
                Richard F. Grabish, Trustee
                C. Howard Kast, Trustee
                Robert M. Kirchner, Trustee
                F. William Marshall, Jr., Trustee
                Barry Weiss, Vice President
                Carol E. Wolf, Vice President
                Andrew J. Donohue, Vice President and Secretary
                Brian W. Wixted, Treasurer
                Robert J. Bishop, Assistant Treasurer
                Scott T. Farrar, Assistant Treasurer
                Robert G. Zack, Assistant Secretary

                Investment Advisor and Distributor
                Centennial Asset Management Corporation

                Transfer and Shareholder Servicing Agent
                Shareholder Services, Inc.

                Custodian of Portfolio Securities
                Citibank, N.A.

                Independent Auditors
                Deloitte & Touche LLP

                Legal Counsel
                Myer, Swanson, Adams & Wolf, P.C.

                For more complete information about Centennial
                Government Trust, please refer to the Prospectus. To obtain a copy, call your financial advisor, or contact Centennial Asset Management Corp. at 1.800.525.9310. Please read the prospectus carefully before you invest any money.

RA0170.001.0601                         [RECYCLE LOGO] Printed on recycled paper